UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2017

STONEGATE MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300

Indianapolis, Indiana 46240

(Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 663-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 24, 2017, Stonegate Mortgage Corporation, an Ohio corporation (“Stonegate”), Home Point Financial Corporation, a New Jersey corporation (“Home Point”) and Longhorn Merger Sub, Inc., an Ohio corporation and wholly owned subsidiary of Home Point (“Merger Sub” and, together with Stonegate and Home Point, the “Parties”) entered into a Letter Agreement (the “Letter Agreement”) in connection with that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 26, 2017, among the Parties. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Stonegate (the “Merger”), with Stonegate surviving the Merger as a wholly owned direct subsidiary of Home Point. Pursuant to the Letter Agreement, the Parties agreed to the satisfaction of certain closing conditions of the Parties required under Article VII of the Merger Agreement as of May 24, 2017, and agreed to a closing date for the Merger of May 31, 2017.

The foregoing description of the Merger Agreement and the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Stonegate’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2017, and the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K. The Merger Agreement and the Letter Agreement are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description of Exhibit

10.1	Letter Agreement, dated as of May 24, 2017, among Stonegate Mortgage Corporation, Home Point Financial Corporation, and Longhorn Merger Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION
(Registrant)

By:	/s/ James V. Smith
Name:	James V. Smith
Title:	President and Chief Executive Officer

Dated: May 24, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Letter Agreement, dated as of May 24, 2017, among Stonegate Mortgage Corporation, Home Point Financial Corporation, and Longhorn Merger Sub, Inc.